ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2019
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Schedule of accrued expenses and other payables

	As of December 31,
	2018	2019

Employee payroll and welfare payables	$1,738	$1,410
Other tax payable	14,119	8,528
Accrued professional, marketing and leasing fees	6,035	8,363
Advance from customers	4,078	1,677
Payable to a noncontrolling shareholder of KAH*	—	4,214
Other payables	7,085	12,876

Total	$33,055	$37,068

*As of December 31, 2019, the balance of $4,214 represented the amount due to Shareholder Value Fund (“SVF”), a noncontrolling shareholder of KAH.

On April 30, 2019, KAH, Kaixin, Renren Inc. and SVF executed an agreement (the “Waiver Agreement”) pursuant to which KAG and Renren Inc. waived certain rights under the share exchange agreement in exchange for SVF’s commitment to (i) contribute $1.6 million to KAH within two weeks after the closing of the Merger, (ii) set a limit on the liabilities to be paid by cash (up to $4.0 million) and noncash (up to $2.6 million) consideration by KAH and (iii) use its best efforts to restructure $2.6 million KAH due to SVF prior to the Merger, which would have become past due upon the closing of the Merger.

On June 4, 2019, SVF paid $1,600 to Kaixin according to the Waiver Agreement. Because of the limitations and commitments prescribed in the Waiver Agreement, KAH is negotiating with SVF about the conversion of all the outstanding balances to ordinary shares of KAH.

On June 10, 2020, the KAH and SVF entered into a subscription agreement to issue 4,213,629 KAH’s ordinary shares to SVF, and cancel all the prior existing notes or agreements related to the $4.2 million balance as of December 31, 2019. KAH has issued the shares to SVF in early July 2020